UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-9877

CALVERT SOCIAL INDEX SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2009

Item 1. Report to Stockholders.


Calvert Social Index Fund

Annual Report

September 30, 2009

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Table of Contents
1	President's Letter
4	SRI Update
7	Portfolio Management Discussion
11	Shareholder Expense Example
13	Report of Independent Registered Public Accounting Firm
14	Statement of Net Assets
32	Statement of Operations
33	Statement of Changes in Net Assets
35	Notes to Financial Statements
41	Financial Highlights
45	Explanation of Financial Tables
47	Proxy Voting
47	Availability of Quarterly Portfolio Holdings
48	Director and Officer Table

Dear Shareholder:

Market volatility and shifting investment cycles are nothing new to long-term investors. Through the course of numerous "bubbles," political disputes, wars, and economic crises, the financial markets have been repeatedly tested and proven resilient. However, the watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come.

This environment highlights how critical integrity of management, regulatory oversight, transparency, and corporate governance are to the health of the global financial system and our economy. Calvert has long believed that many of the criteria we review create signals about the strength and integrity of corporate management, and we have included corporate governance as an integral part of our sustainable and responsible investment (SRI) criteria and of our advocacy efforts with companies. Beyond the evaluations and influence with companies themselves, we are participating in a number of initiatives to urge financial regulatory reform and safeguard shareholder interests. Two of the most critical include our support of the Consumer Financial Protection Agency bill and our work with the United Nations Environment Programme Finance Initiative (UNEP FI) in promoting environmental, social, and governance (ESG) investment criteria as a fiduciary responsibility for plan sponsors and institutional investors.

A Time Period of Challenge and Contrast

As you know, this challenging time period opened with global economies and the financial markets in virtual free fall following the failure of Lehman Brothers in September 2008. Global market panic ensued and risk-averse investors sought the safety of Treasuries and money market funds, avoiding any asset class with perceived credit or liquidity risk.

As the reporting year progressed, we saw a somewhat surprising reversal in this sentiment. Investors gained confidence, encouraged by "green shoots" of recovery in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. These factors, along with renewed confidence in the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

By September 30, 2009, stocks had rebounded sharply from their March 9 lows, with year-to-date gains of 19.26% for the broad-market Standard & Poor's 500 Index, 22.43% for the small-cap Russell 2000 Index, and 32.63% for the Russell Midcap Index. While outsize year-to-date gains for stocks helped soften their steep declines from October 2008 through March 2009, they did not offset them--and all areas of the U.S. equity market finished the 12-month reporting period far into negative territory. For example, the S&P 500 Index posted a loss of 6.91% for the reporting period despite its strong 2009 performance. U.S. stocks of every style, strategy, and capitalization range fell during this period, with large-cap stocks modestly outperforming small-cap stocks, and growth outpacing value. On the international front, the MSCI EAFE Investable Market Index, a benchmark for international stocks, returned 5.02% for the 12-month period.

The bond market posted overall gains for the reporting period, with the Barclays Capital Aggregate Bond Index up 10.56%, primarily as a result of its corporate bond holdings. Money market returns remained low, reflecting the Federal Reserve's continued target rate of 0% to 0.25% for federal funds loans.

Sustainable and Responsible Investing

While huge challenges confront the global economy, we also believe that the opportunities facing the Obama administration--and sustainable investors--are greater than ever. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

As a key member of the Asset Management Working Group of UNEP FI, Calvert participated in the release of its new report, Fiduciary Responsibility--Legal and Practical Aspects of Integrating Environmental, Social and Governance Issues into Institutional Investment. The report makes the case that integrating ESG considerations into investment decisions should be a legal fiduciary responsibility--and highlights the financial materiality of ESG issues and their systemic risks and costs. The report calls on the investment industry and policymakers to move toward creating sustainable capital markets to help avert a "Natural Resources Crisis."

Following our participation in the World Water Forum earlier in the year, in August Calvert urged the CEO Water Mandate, a private-public initiative of the U.N. Global Compact, to assign an "urgent priority" to developing a policy outlining the issues, risks, and broad responsibilities of companies and industries with regard to water and human rights. We also urged the group to develop an "implementation framework" that companies could use to assess and manage these issues in their business operations. At Calvert, we actively address water and human rights issues in Calvert Global Water Fund's investment criteria and advocacy objectives.

In 2009, many of the shareholder resolutions that we filed with companies we own were related to governance and finance, such as executive compensation, board diversity, and responsible lending policies. Clearly, these areas will remain among our top advocacy priorities throughout the year.

What Lies Ahead?

In the course of a year, the global financial markets have rallied from the brink of collapse and the U.S. economy is showing improved vital signs in the key housing, job, and credit markets. However, while we are optimistic about long-term economic and market recovery, we believe that the systemic imbalances revealed in the global credit crisis need to be addressed, and we are encouraged by progress toward that end.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among developed and emerging countries. On the home front, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to help repair our financial system, providing additional stability to the economy and markets. In the short term, we believe the worst of the recession is behind us, but economic recovery will be uneven and staggered, with ongoing market volatility.

Other challenges that government policymakers are addressing are, of course, climate change and environmental degradation. The Obama administration has already made significant progress toward enacting policies that will benefit the environment, and many of these policies--such as stimulus funding for development of alternative energy sources--will likely also benefit sustainable and responsible investors.

Check Your Portfolio Allocations

If you're concerned about the current market environment, talk with your financial advisor about whether your portfolio's allocations to stocks, bonds, and cash are appropriate and well-diversified, given your goals, time horizon, and risk attitudes. Consider that investors who continued to invest regularly during the market's steep declines generally benefited from the rebound that followed, while those who sold their assets may have a long wait to make up their losses. We encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update
from the Calvert Sustainability Research Department

Against the backdrop of the market turmoil over the past 12 months, Calvert has continued to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term shareholder value. We've also had unprecedented opportunities to be active participants in the creation of new policies in these arenas.

In the final months of 2008, we broadened our strategic engagement and shareholder advocacy efforts to include companies in virtually every industry, while offering shareholders more investment choices by launching our new line-up of sustainable and responsible investing (SRI) strategies. Now all of our SRI funds fall under one of three types:

Calvert Signature™ Portfolios--Our original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of ESG performance.

Calvert Solution™ Portfolios --Theme-oriented investments dedicated to solving some of today's most pressing environmental and sustainability challenges. This includes Calvert Global Alternative Energy Fund and Calvert Global Water Fund, which just celebrated its first anniversary.

Calvert SAGE™ Portfolios -- Calvert Large Cap Value Fund, launched in December 2008, is the first to use this approach, which leverages strategic engagement to address SRI concerns in companies that have the potential to improve but may not yet meet certain standards. Many of these are companies we have not previously invested in.

Advancing National Change

As the Obama administration and Congress began to focus their attention on some of Calvert's core issues--such as corporate transparency and responsibility, energy and climate change, and financial market reform and governance--we have been making sure that our shareholders are represented in the process.

We've particularly been involved with the Securities and Exchange Commission (SEC) on the issue of shareholder rights and corporate governance, responding to several SEC proposals in that area and collaborating with the Social Investment Forum to develop a proposal for mandatory corporate disclosure of ESG policies, programs, and performance.

Shareholder Advocacy

Another successful proxy season has drawn to a close, with Calvert filing 26 shareholder proposals and co-filing another nine. Topics included climate change, board and employee diversity, executive compensation, product safety, sustainability reporting, and political contributions. We were able to successfully withdraw 21 of these resolutions before the end of the period after the relevant companies agreed to address our concerns.

It's particularly notable that we successfully withdrew the "say-on-pay" proposal we filed with Microsoft--which would give shareholders a voice on executive compensation--after the company announced plans in September to include a management-sponsored advisory vote on compensation in its next proxy statement. A similar resolution presented at General Mills earned an impressive 51% majority support that same month as well. Given that legislative efforts on this issue have stalled, these results should help spur renewed efforts for a legislative solution.

Climate Change

Calvert's comprehensive approach to tackling the issue of climate change spans our funds, our company, and the globe. On September 22, Calvert CEO Barbara Krumsiek participated in a roundtable on "Sustainable Business and Decent Work" at a gathering of more than 300 leaders from around the world for the United Nations Leadership Forum on Climate Change. That same week, Calvert Senior Vice President for Sustainability Research and Policy Bennett Freeman was a panelist at a session on corporate sustainability and responsibility at the New York Stock Exchange.

Calvert also signed the Copenhagen Communique, which is poised to become the definitive statement from the business community and calls on world leaders to reach a meaningful agreement at the upcoming U.N. Climate Change Conference.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 This year, the Foundation led efforts to create MFX Solutions, a project that enables microfinance institutions in developing countries to avoid the risk of currency value changes in their borrowings. This lowers costs for all parties and protects microloan recipients against the risks of currency fluctuations and highly variable interest rates.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One such investment is organic heirloom tomato producer New Day Farms in Virginia.2 The company shipped its first crop this past season. While it still faces some challenges, we are pleased with the reception its locally-grown produce has received from customers.

Another recent Special Equities investment is LeapFrog Financial Inclusion Fund, which is advancing the micro-insurance market in the developing world. Its mission is to extend insurance and related financial services to 25 million people in some of the poorest and most excluded communities across Africa and Asia. LeapFrog recently closed on an investment in an insurer in South Africa that provides policies to persons who are HIV positive or have diabetes. These people are either unable to obtain insurance or can do so only at extraordinarily high cost. As a result, they can't obtain a home loan or start a business that requires insurance coverage. The LeapFrog investment in this innovative insurer enables these vulnerable people to engage in productive activity and secure their families' futures.

1. As of September 30, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund Balanced Portfolio 1.08%, Calvert Social Investment Fund Bond Portfolio 0.35%, Calvert Social Investment Fund Equity Portfolio 0.56%, Calvert Capital Accumulation Fund 1.53%, Calvert World Values International Equity Fund 1.03%, Calvert New Vision Small Cap Fund 1.33%, and Calvert Large Cap Growth Fund 0.36%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of September 30, 2009, New Day Farms represented 0.0064% of CSIF Equity Portfolio; Leapfrog Financial Inclusion Fund represented 0.0025% of Calvert Large Cap Growth Fund.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Natalie A. Trunow
Senior Vice President, Chief Investment Officer - Equities

Calvert Asset Management Company

Performance

Calvert Social Index Fund returned -5.80% for the 12-month period ended September 30, 2009, underperforming the -3.01% return of the Calvert Social Index (CSI). The Fund's lower return was primarily the result of fund expenses and large cash flows during volatile markets.

Investment Climate

Returns in U.S. equity markets swung wildly during the reporting period. The market's tone for the first half of the period was profoundly negative as the crisis in global credit markets led to a worldwide recession. U.S. equity markets reached their lowest point on March 9, 2009, when the CSI's return since September 30, 2008 dropped to -42.60% and the Russell 1000 Index's return reached -41.24%. As investors began to see the "green shoots" of a pending recovery, markets rallied sharply over the balance of the period, with the CSI returning 68.98% and the Russell 1000 Index returning 59.74% between March 9 and September 30, 2009.

The recovery of U.S. equity markets and others around the world is more due to the anticipation of an economic recovery than any realized renewal in global growth. In fact, the U.S. economy contracted 2.3% during the period, with the bulk of the downturn coming in the first quarter of 2009. The U.S. economy has benefited from extensive government intervention, including the rescues of troubled financial firms and stimulus efforts aimed at reviving consumer demand. While there are signs of a recovery and we may look back and see that the recession bottomed out in the third quarter of 2009, firm evidence of economic strength is still lacking.

Unemployment remains a serious concern as the U.S. unemployment rate rose to 9.7% near the end of the period. However, the recovery of jobs usually lags in the early stages of an economic recovery, so it is possible that job data could continue to be bleak despite improved economic activity.

Portfolio
Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/09	12 Months ended 9/30/09
Class A	38.97%	-5.80%
Class B	38.39%	-6.67%
Class C	38.24%	-6.80%
Class I	39.32%	-5.26%
Calvert Social Index	39.71%	-3.01%
Lipper Multi-Cap Core Funds Average	37.06%	-3.38%

Ten Largest Stock Holdings
	% of Net Assets
Microsoft Corp.	3.3%
JPMorgan Chase & Co.	2.7%
Procter & Gamble Co.	2.7%
Johnson & Johnson	2.7%
Apple, Inc.	2.6%
AT&T, Inc.	2.5%
International Business Machines Corp.	2.5%
Bank of America Corp.	2.3%
Cisco Systems, Inc.	2.2%
Wells Fargo & Co.	2.0%
Total	25.5%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

Portfolio Strategy

Calvert Social Index Fund is managed using a passive investment strategy, with the objective of matching the day-to-day performance of the CSI as closely as possible. We do this by buying all, or virtually all, of the stocks in the CSI and holding them in the same proportion. Variation in the Fund's total return generally reflects the variation in the total return of the CSI.

In the Fund's semi-annual letter, we noted that the Information Technology sector was one of the best relative performers over the first six months of the period. That outperformance continued, with the sector's 8.94% annual return leading all other sectors in the CSI. This strong return, coupled with its prominent role (29.5% of CSI as of September 30, 2009), was a leading factor in the CSI's performance relative to other U.S. large cap indexes.

Although markets overall have been volatile over the past 12 months, the Financials sector has been particularly volatile. While the CSI carries a fairly large weighting to the sector relative to other U.S. large cap indexes, Calvert's sustainability and responsibility analysis provided a significant degree of protection during the worst days of the credit crisis. We did not hold many of the large, troubled financial firms such as Citigroup, Lehman Brothers, and Merrill Lynch because they did not meet the Index's environmental, social, and governance criteria.

The CSI's next-largest sector exposures are in Health Care and Consumer Staples. In the midst of the markets' sharp downturn, the defensive nature of these sectors provided a margin of protection from the losses. Unfortunately, these sectors gave ground to higher-risk sectors as investors anticipated an economic recovery and equity markets bounced back.

Outlook

Equity markets made a steep upturn during the last seven months of the reporting period. Corporate earnings reports have tended to beat analysts' expectations, but much of the good news has come from effective cost reductions rather than improved sales and revenues. Still, markets seem to be predicting further improvements in corporate earnings. For this to happen, revenue growth is a must. However, until there is clear evidence of a sustainable economic recovery, markets will be at risk for renewed volatility and a potential downturn.

October 2009

As of September 30, 2009, the following companies represented the following percentages of Fund net assets: Citigroup (0%), Lehman Brothers (0%), and Merrill Lynch (0%). All holdings are subject to change without notice.

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-10.27%
Five Year	-1.40%
Since inception	-4.42%
(6/30/00)

Class B Shares
One year	-11.33%
Five Year	-1.60%
Since inception	-4.85%
(6/30/00)

Class C Shares
One year	-7.74%
Five Year	-1.43%
Since inception	-4.86%
(6/30/00)

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
Class I Shares
One year	-5.26%
Five Year	0.08%
Since inception	-3.48%
(6/30/00)

Economic Sectors	% of total investments

Consumer Discretionary	9.5%
Consumer Staples	9.4%
Energy	2.9%
Financials	19.8%
Government	0.7%
Health Care	13.5%
Industrials	7.3%
Information Technology	29.5%
Materials	1.7%
Telecommunications Services	3.4%
Time Deposit	1.2%
Utilities	1.1%
Total	100%

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.10%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,389.70	$4.49
Hypothetical	$1,000.00	$1,021.31	$3.80
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,383.90	$10.46
Hypothetical	$1,000.00	$1,016.29	$8.85
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,382.40	$10.45
Hypothetical	$1,000.00	$1,016.29	$8.85
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,393.20	$1.26
Hypothetical	$1,000.00	$1,024.02	$1.07
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.75%, 1.75%, and 0.21% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of the Calvert Social Index Series, Inc. and Shareholders of Calvert Social Index Fund:

We have audited the accompanying statement of net assets of the Calvert Social Index Fund (the Fund), the sole series of the Calvert Social Index Series, Inc., as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social Index Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Statement of Net Assets
September 30, 2009
Equity Securities - 98.2%	Shares	Value
Aerospace & Defense - 0.2%
BE Aerospace, Inc.*	1,631	$32,848
Hexcel Corp.*	1,582	18,098
Rockwell Collins, Inc.	2,371	120,447
Spirit AeroSystems Holdings, Inc.*	1,704	30,774
		202,167

Air Freight & Logistics - 1.3%
C.H. Robinson Worldwide, Inc.	2,545	146,974
Expeditors International of Washington, Inc.	3,196	112,339
FedEx Corp.	4,361	328,034
United Parcel Service, Inc., Class B	10,486	592,145
		1,179,492

Airlines - 0.3%
Continental Airlines, Inc., Class B*	1,999	32,864
Delta Air Lines, Inc.*	11,887	106,507
Southwest Airlines Co.	11,308	108,557
		247,928

Auto Components - 0.4%
BorgWarner, Inc.	1,787	54,075
Gentex Corp.	2,266	32,064
Johnson Controls, Inc.	8,831	225,720
WABCO Holdings, Inc.	1,061	22,281
		334,140

Automobiles - 0.1%
Harley-Davidson, Inc.	3,586	82,478

Beverages - 1.6%
Dr Pepper Snapple Group, Inc.*	3,526	101,373
Hansen Natural Corp.*	1,107	40,671
PepsiCo, Inc.	23,477	1,377,161
		1,519,205

Biotechnology - 2.6%
Acorda Therapeutics, Inc.*	565	13,153
Alexion Pharmaceuticals, Inc.*	1,262	56,210
Amgen, Inc.*	15,182	914,412
Amylin Pharmaceuticals, Inc.*	2,319	31,747
Biogen Idec, Inc.*	4,327	218,600
Cubist Pharmaceuticals, Inc.*	861	17,392
Dendreon Corp.*	1,735	48,563
Genzyme Corp.*	4,056	230,097

Equity Securities - Cont'd	Shares	Value
Biotechnology - Cont'd
Gilead Sciences, Inc.*	13,654	$636,003
Isis Pharmaceuticals, Inc.*	1,392	20,281
Myriad Genetics, Inc.*	1,471	40,305
Onyx Pharmaceuticals, Inc.*	899	26,943
OSI Pharmaceuticals, Inc.*	925	32,654
PDL BioPharma, Inc.	1,963	15,468
United Therapeutics Corp.*	752	36,840
Vertex Pharmaceuticals, Inc.*	2,667	101,079
		2,439,747

Building Products - 0.1%
Lennox International, Inc.	860	31,063
Masco Corp.	5,536	71,525
		102,588

Capital Markets - 3.9%
Affiliated Managers Group, Inc.*	664	43,167
Bank of New York Mellon Corp.	17,927	519,704
Charles Schwab Corp.	14,120	270,398
E*Trade Financial Corp.*	16,546	28,955
Eaton Vance Corp.	1,794	50,214
Federated Investors, Inc., Class B	1,584	41,770
Franklin Resources, Inc.	2,335	234,901
Goldman Sachs Group, Inc.	6,463	1,191,454
Invesco Ltd.	6,239	142,000
Investment Technology Group, Inc.*	677	18,902
Janus Capital Group, Inc.	2,654	37,634
Jefferies Group, Inc.*	1,673	45,556
Lazard Ltd.	1,140	47,093
Legg Mason, Inc.	2,467	76,551
Northern Trust Corp.	3,620	210,539
SEI Investments Co.	2,401	47,252
State Street Corp.	7,441	391,396
Stifel Financial Corp.*	427	23,442
T. Rowe Price Group, Inc.	3,831	175,077
TD Ameritrade Holding Corp.*	3,453	67,748
Waddell & Reed Financial, Inc.	1,290	36,700
		3,700,453

Chemicals - 1.2%
Air Products & Chemicals, Inc.	2,960	229,637
Airgas, Inc.	1,046	50,595
Ecolab, Inc.	3,546	163,932
H.B. Fuller Co.	726	15,173
International Flavors & Fragrances, Inc.	1,178	44,681
Lubrizol Corp.	1,036	74,033
Nalco Holding Co.	2,119	43,418
Praxair, Inc.	4,624	377,734
Sensient Technologies Corp.	767	21,300
Sigma-Aldrich Corp.	1,611	86,962
		1,107,465

Equity Securities - Cont'd	Shares	Value
Commercial Banks - 4.7%
Associated Banc-Corp.	1,928	$22,018
BancorpSouth, Inc.	1,249	30,488
Bank of Hawaii Corp.	772	32,069
BB&T Corp.	10,221	278,420
City National Corp.	691	26,901
Comerica, Inc.	2,326	69,012
Commerce Bancshares, Inc.	1,023	38,097
Cullen/Frost Bankers, Inc.	864	44,617
Fifth Third Bancorp	11,927	120,820
First Financial Bankshares, Inc.	310	15,333
First Horizon National Corp.*	3,264	43,184
FirstMerit Corp.	1,357	25,824
Fulton Financial Corp.	2,805	20,645
Glacier Bancorp, Inc.	922	13,775
Huntington Bancshares, Inc.	8,947	42,140
KeyCorp.	13,175	85,637
M&T Bank Corp.	1,098	68,427
Marshall & Ilsley Corp.	5,283	42,634
PNC Financial Services Group, Inc.	6,859	333,279
PrivateBancorp, Inc.	712	17,416
Prosperity Bancshares, Inc.	690	24,005
Regions Financial Corp.	17,818	110,650
SunTrust Banks, Inc.	7,480	168,674
SVB Financial Group*	508	21,981
Synovus Financial Corp.	4,302	16,132
TCF Financial Corp.	2,004	26,132
UMB Financial Corp.	499	20,180
United Bankshares, Inc.	646	12,655
US Bancorp	28,673	626,792
Valley National Bancorp	2,332	28,660
Wells Fargo & Co.	66,513	1,874,336
Westamerica Bancorporation	469	24,388
Whitney Holding Corp.	1,109	10,580
Wilmington Trust Corp.	1,140	16,188
Zions Bancorporation	1,897	34,089
		4,386,178

Commercial Services & Supplies - 0.3%
Avery Dennison Corp.	1,736	62,513
Brink's Co.	753	20,263
Covanta Holding Corp.*	1,952	33,184
Herman Miller, Inc.	868	14,678
Pitney Bowes, Inc.	3,197	79,446
RR Donnelley & Sons Co.	3,158	67,139
		277,223

Communications Equipment - 4.3%
3Com Corp.*	5,800	30,334
ADC Telecommunications, Inc.*	1,587	13,236
Adtran, Inc.	975	23,936
Arris Group, Inc.*	1,858	24,173

Equity Securities - Cont'd	Shares	Value
Communications Equipment - Cont'd
Ciena Corp.*	1,483	$24,143
Cisco Systems, Inc.*	86,499	2,036,186
CommScope, Inc.*	1,344	40,226
F5 Networks, Inc.*	1,210	47,952
Harris Corp.	1,985	74,636
InterDigital, Inc.*	683	15,818
JDS Uniphase Corp.*	3,528	25,084
Juniper Networks, Inc.*	7,917	213,917
Motorola, Inc.	32,509	279,252
Palm, Inc.*	1,903	33,169
Polycom, Inc.*	1,330	35,579
QUALCOMM, Inc.	24,608	1,106,868
Riverbed Technology, Inc.*	836	18,359
Tekelec*	991	16,282
Tellabs, Inc.*	5,458	37,769
		4,096,919

Computers & Peripherals - 8.6%
Apple, Inc.*	13,331	2,471,167
Dell, Inc.*	25,879	394,913
EMC Corp.*	30,188	514,403
Hewlett-Packard Co.	35,558	1,678,693
International Business Machines Corp.	19,816	2,370,192
Lexmark International, Inc.*	1,290	27,787
NCR Corp.*	2,366	32,698
NetApp, Inc.*	5,095	135,935
QLogic Corp.*	1,782	30,650
SanDisk Corp.*	3,494	75,820
Seagate Technology LLC	7,466	113,558
Sun Microsystems, Inc.*	11,378	103,426
Synaptics, Inc.*	509	12,827
Teradata Corp.*	2,652	72,983
Western Digital Corp.*	3,309	120,878
		8,155,930

Construction & Engineering - 0.1%
AECOM Technology Corp.*	1,467	39,814
EMCOR Group, Inc.*	1,057	26,763
Quanta Services, Inc.*	3,028	67,010
		133,587

Construction Materials - 0.0%
Eagle Materials, Inc.	678	19,377

Consumer Finance - 1.0%
American Express Co.	15,782	535,010
Capital One Financial Corp.	6,713	239,855
Discover Financial Services	8,196	133,021
SLM Corp.*	7,190	62,697
		970,583

Equity Securities - Cont'd	Shares	Value
Containers & Packaging - 0.3%
AptarGroup, Inc.	943	$35,231
Bemis Co., Inc.	1,626	42,130
Owens-Illinois, Inc.*	2,568	94,759
Sealed Air Corp.	2,370	46,523
Sonoco Products Co.	1,491	41,062
		259,705

Distributors - 0.1%
Genuine Parts Co.	2,456	93,475

Diversified Consumer Services - 0.2%
Brink's Home Security Holdings, Inc.*	686	21,122
DeVry, Inc.	928	51,337
ITT Educational Services, Inc.*	590	65,142
Matthews International Corp.	469	16,593
Regis Corp.	694	10,757
Sotheby's	1,050	18,092
Strayer Education, Inc.	215	46,801
		229,844

Diversified Financial Services - 5.7%
Bank of America Corp.	129,745	2,195,285
CME Group, Inc.	1,004	309,423
IntercontinentalExchange, Inc.*	1,112	108,075
JPMorgan Chase & Co.	58,975	2,584,284
Moody's Corp.	2,904	59,416
NYSE Euronext	3,884	112,209
The NASDAQ OMX Group, Inc.*	2,456	51,699
		5,420,391

Diversified Telecommunication Services - 2.9%
AT&T, Inc.	89,095	2,406,456
CenturyTel, Inc.	4,429	148,814
Frontier Communications Corp.	5,039	37,994
tw telecom, Inc.*	2,386	32,092
Windstream Corp.	6,772	68,600
		2,693,956

Electric Utilities - 0.1%
Cleco Corp.	966	24,227
Hawaiian Electric Industries, Inc.	1,506	27,289
IDACORP, Inc.	707	20,354
ITC Holdings Corp.	799	36,315
Portland General Electric Co.	1,189	23,447
		131,632

Electrical Equipment - 1.1%
Acuity Brands, Inc.	658	21,194
American Superconductor Corp.*	604	20,258

Equity Securities - Cont'd	Shares	Value
Electrical Equipment - Cont'd
AMETEK, Inc.	1,633	$57,008
Baldor Electric Co.	701	19,165
Belden, Inc.	752	17,371
Brady Corp.	763	21,913
Emerson Electric Co.	11,323	453,826
Energy Conversion Devices, Inc.*	751	8,697
First Solar, Inc.*	708	108,225
General Cable Technologies Corp.*	778	30,459
GrafTech International Ltd.*	1,967	28,915
Hubbell, Inc., Class B	789	33,138
Regal-Beloit Corp.	580	26,512
Rockwell Automation, Inc.	1,947	82,942
Roper Industries, Inc.	1,394	71,066
SunPower Corp.*	868	25,945
Thomas & Betts Corp.*	890	26,771
Woodward Governor Co.	942	22,853
		1,076,258

Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc.*	5,177	144,076
Amphenol Corp.	2,636	99,325
Anixter International, Inc.*	504	20,215
Arrow Electronics, Inc.*	1,843	51,880
Avnet, Inc.*	2,302	59,783
Benchmark Electronics, Inc.*	976	17,568
Corning, Inc.	23,459	359,157
Dolby Laboratories, Inc.*	845	32,271
Flextronics International Ltd.*	12,470	93,026
FLIR Systems, Inc.*	2,314	64,723
Ingram Micro, Inc.*	2,493	42,007
Itron, Inc.*	605	38,805
Jabil Circuit, Inc.	3,200	42,912
National Instruments Corp.	1,008	27,851
Tech Data Corp.*	757	31,499
Trimble Navigation Ltd.*	1,802	43,086
Tyco Electronics Ltd.	6,862	152,885
		1,321,069

Energy Equipment & Services - 0.8%
Cameron International Corp.*	3,350	126,697
Core Laboratories NV	372	38,350
Dril-Quip, Inc.*	496	24,621
Exterran Holdings, Inc.*	1,002	23,787
FMC Technologies, Inc.*	1,903	99,413
Helix Energy Solutions Group, Inc.*	1,479	22,155
IHS, Inc.*	712	36,405
Key Energy Services, Inc.*	1,899	16,521
Noble Corp.	3,917	148,689
SEACOR Holdings, Inc.*	314	25,632
Smith International, Inc.	3,371	96,748
Superior Energy Services, Inc.*	1,226	27,610
Tidewater, Inc.	834	39,273
Unit Corp.*	763	31,474
		757,375

Equity Securities - Cont'd	Shares	Value
Food & Staples Retailing - 2.2%
BJ's Wholesale Club, Inc.*	900	$32,598
Casey's General Stores, Inc.	759	23,817
Costco Wholesale Corp.	6,473	365,466
CVS Caremark Corp.	21,473	767,445
Ruddick Corp.	657	17,489
SUPERVALU, Inc.	3,179	47,876
Sysco Corp.	8,836	219,575
Walgreen Co.	14,866	557,029
Whole Foods Market, Inc.*	2,141	65,279
		2,096,574

Food Products - 1.3%
Campbell Soup Co.	3,373	110,027
Corn Products International, Inc.	1,198	34,167
Del Monte Foods Co.	3,225	37,346
Flowers Foods, Inc.	1,386	36,438
General Mills, Inc.	4,647	299,174
Green Mountain Coffee Roasters, Inc.*	579	42,753
H.J. Heinz Co.	4,702	186,905
Hershey Co.	2,391	92,914
J.M. Smucker Co.	1,817	96,319
Kellogg Co.	3,574	175,948
McCormick & Co., Inc.	1,672	56,748
Ralcorp Holdings, Inc.*	845	49,407
		1,218,146

Gas Utilities - 0.6%
AGL Resources, Inc.	1,146	40,419
Atmos Energy Corp.	1,374	38,719
Energen Corp.	1,114	48,013
EQT Corp.	1,898	80,855
New Jersey Resources Corp.	631	22,912
Nicor, Inc.	727	26,601
Northwest Natural Gas Co.	398	16,581
Oneok, Inc.	1,495	54,747
Piedmont Natural Gas Co., Inc.	1,115	26,693
Questar Corp.	2,652	99,609
South Jersey Industries, Inc.	446	15,744
Southwest Gas Corp.	670	17,139
WGL Holdings, Inc.	811	26,876
		514,908

Health Care Equipment & Supplies - 2.5%
American Medical Systems Holdings, Inc.*	1,105	18,697
Beckman Coulter, Inc.	1,046	72,111
Becton Dickinson & Co.	3,397	236,941
CareFusion Corp.*	2,746	59,863
Cooper Co.'s, Inc.	746	22,178
DENTSPLY International, Inc.	2,292	79,166
Edwards Lifesciences Corp.*	866	60,542

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - Cont'd
Gen-Probe, Inc.*	802	$33,235
Haemonetics Corp.*	411	23,065
Hologic, Inc.*	3,932	64,249
Hospira, Inc.*	2,450	109,270
IDEXX Laboratories, Inc.*	891	44,550
Immucor, Inc.*	1,131	20,019
Intuitive Surgical, Inc.*	567	148,696
Inverness Medical Innovations, Inc.*	1,213	46,979
Kinetic Concepts, Inc.*	929	34,354
Masimo Corp.*	779	20,410
Medtronic, Inc.	16,643	612,462
NuVasive, Inc.*	580	24,221
ResMed, Inc.*	1,166	52,703
St. Jude Medical, Inc.*	5,161	201,331
Stryker Corp.	4,562	207,252
Teleflex, Inc.	642	31,015
Thoratec Corp.*	840	25,427
Varian Medical Systems, Inc.*	1,916	80,721
		2,329,457

Health Care Providers & Services - 1.9%
AMERIGROUP Corp.*	794	17,603
AmerisourceBergen Corp.	4,457	99,748
Cardinal Health, Inc.	5,347	143,300
CIGNA Corp.	4,074	114,439
Coventry Health Care, Inc.*	2,221	44,331
DaVita, Inc.*	1,608	91,077
Express Scripts, Inc.*	3,816	296,045
Health Management Associates, Inc.*	4,021	30,117
Health Net, Inc.*	1,706	26,272
Henry Schein, Inc.*	1,387	76,160
HMS Holdings Corp.*	387	14,795
Laboratory Corp. of America Holdings*	1,663	109,259
LifePoint Hospitals, Inc.*	876	23,705
Lincare Holdings, Inc.*	1,017	31,781
Magellan Health Services, Inc.*	580	18,015
McKesson Corp.	4,029	239,927
Omnicare, Inc.	1,820	40,986
Owens & Minor, Inc.	662	29,957
Patterson Co.'s, Inc.*	1,500	40,875
PSS World Medical, Inc.*	907	19,800
Psychiatric Solutions, Inc.*	873	23,361
Quest Diagnostics, Inc.	2,318	120,976
Universal Health Services, Inc., Class B	680	42,112
VCA Antech, Inc.*	1,369	36,812
WellCare Health Plans, Inc.*	675	16,639
		1,748,092

Health Care Technology - 0.1%
Cerner Corp.*	982	73,454
HLTH Corp.*	1,458	21,301
IMS Health, Inc.	2,719	41,737
		136,492

Equity Securities - Cont'd	Shares	Value
Hotels, Restaurants & Leisure - 0.4%
Brinker International, Inc.	1,665	$26,190
Chipotle Mexican Grill, Inc.*	239	23,195
Panera Bread Co.*	445	24,475
Starbucks Corp.*	10,953	226,179
Wendy's/Arby's Group, Inc.	5,546	26,233
		326,272

Household Durables - 0.5%
Black & Decker Corp.	899	41,615
D.R. Horton, Inc.	4,275	48,778
Garmin Ltd.	1,827	68,951
Harman International Industries, Inc.	1,039	35,201
KB Home	1,210	20,098
Mohawk Industries, Inc.*	850	40,536
Pulte Homes, Inc.	5,145	56,544
Snap-on, Inc.	929	32,292
Stanley Works	1,173	50,075
Tupperware Brands Corp.	939	37,485
Whirlpool Corp.	1,132	79,195
		510,770

Household Products - 3.9%
Church & Dwight Co., Inc.	1,078	61,166
Clorox Co.	2,075	122,052
Colgate-Palmolive Co.	7,491	571,413
Kimberly-Clark Corp.	6,226	367,209
Procter & Gamble Co.	43,952	2,545,700
		3,667,540

Industrial Conglomerates - 0.8%
3M Co.	9,612	709,366
Carlisle Co.'s, Inc.	987	33,469
		742,835

Insurance - 4.0%
ACE Ltd.*	4,992	266,872
Aflac, Inc.	6,990	298,753
Alleghany Corp.*	99	25,646
Allied World Assurance Co. Holdings Ltd.	573	27,464
American Financial Group, Inc.	1,159	29,554
AON Corp.	3,660	148,925
Arch Capital Group Ltd.*	862	58,219
Arthur J. Gallagher & Co.	1,497	36,482
Aspen Insurance Holdings Ltd.	1,218	32,240
AXIS Capital Holdings Ltd.	2,202	66,456
Brown & Brown, Inc.	1,834	35,139
Chubb Corp.	5,280	266,165
Cincinnati Financial Corp.	2,339	60,791
Endurance Specialty Holdings Ltd.	840	30,635
Everest Re Group Ltd.	859	75,334
Fidelity National Financial, Inc.	3,617	54,544

Equity Securities - Cont'd	Shares	Value
Insurance - Cont'd
First American Corp.	1,227	$39,718
Genworth Financial, Inc.	6,665	79,647
Hanover Insurance Group, Inc.	834	34,469
Hartford Financial Services Group, Inc.	5,874	155,661
HCC Insurance Holdings, Inc.	1,728	47,261
Lincoln National Corp.	3,941	102,111
Markel Corp.*	147	48,484
Montpelier Re Holdings Ltd.	1,325	21,624
PartnerRe Ltd.	871	67,015
Platinum Underwriters Holdings Ltd.	746	26,737
Principal Financial Group, Inc.	4,481	122,735
ProAssurance Corp.*	544	28,391
Progressive Corp.*	9,511	157,692
Protective Life Corp.	1,338	28,660
Prudential Financial, Inc.	6,913	345,028
RenaissanceRe Holdings Ltd.	960	52,570
StanCorp Financial Group, Inc.	793	32,013
Torchmark Corp.	1,274	55,330
Transatlantic Holdings, Inc.	880	44,150
Travelers Co.'s, Inc.	8,511	418,996
Unum Group	4,965	106,450
White Mountains Insurance Group Ltd.	115	35,306
Willis Group Holdings Ltd.	2,562	72,300
WR Berkley Corp.	2,170	54,858
XL Capital Ltd.	5,271	92,032
		3,782,457

Internet & Catalog Retail - 0.8%
Amazon.com, Inc.*	4,627	431,977
Expedia, Inc.*	3,262	78,125
Liberty Media Corp. - Interactive*	8,694	95,373
NetFlix, Inc.*	681	31,442
priceline.com, Inc.*	641	106,290
		743,207

Internet Software & Services - 2.9%
Akamai Technologies, Inc.*	2,660	52,349
Digital River, Inc.*	628	25,321
eBay, Inc.*	16,457	388,550
Equinix, Inc.*	584	53,728
Google, Inc.*	3,615	1,792,498
j2 Global Communications, Inc.*	669	15,394
Omniture, Inc.*	1,143	24,506
ValueClick, Inc.*	1,401	18,479
VistaPrint NV*	589	29,892
Yahoo!, Inc.*	19,628	349,574
		2,750,291

Equity Securities - Cont'd	Shares	Value
IT Services - 2.5%
Acxiom Corp.*	1,179	$11,153
Alliance Data Systems Corp.*	894	54,606
Amdocs Ltd.*	2,912	78,275
Automatic Data Processing, Inc.	7,522	295,615
Broadridge Financial Solutions, Inc.	2,105	42,310
Cognizant Technology Solutions Corp.*	4,379	169,292
Convergys Corp.*	1,857	18,459
Cybersource Corp.*	1,042	17,370
DST Systems, Inc.*	640	28,672
Fidelity National Information Services, Inc.	2,922	74,540
Fiserv, Inc.*	2,333	112,451
Global Payments, Inc.	1,229	57,394
Hewitt Associates, Inc.*	1,288	46,922
Iron Mountain, Inc.*	2,845	75,848
Lender Processing Services, Inc.	1,460	55,728
Mantech International Corp.*	328	15,468
MasterCard, Inc.	1,442	291,500
Metavante Technologies, Inc.*	1,337	46,100
NeuStar, Inc.*	1,189	26,871
Paychex, Inc.	4,859	141,154
Total System Services, Inc.	2,951	47,541
Visa, Inc.	6,900	476,859
Western Union Co.	10,516	198,963
Wright Express Corp.*	573	16,909
		2,400,000

Leisure Equipment & Products - 0.1%
Mattel, Inc.	5,566	102,748
Polaris Industries, Inc.	506	20,635
		123,383

Life Sciences - Tools & Services - 0.9%
Bio-Rad Laboratories, Inc.*	309	28,391
Dionex Corp.*	265	17,217
Illumina, Inc.*	1,906	81,005
Life Technologies Corp.*	2,655	123,590
Mettler-Toledo International, Inc.*	502	45,476
Millipore Corp.*	840	59,077
Pharmaceutical Product Development, Inc.	1,651	36,223
Techne Corp.	562	35,153
Thermo Fisher Scientific, Inc.*	6,120	267,261
Varian, Inc.*	476	24,305
Waters Corp.*	1,485	82,952
		800,650

Machinery - 2.3%
Actuant Corp.	928	14,904
AGCO Corp.*	1,371	37,881
Bucyrus International, Inc.	1,122	39,966
CLARCOR, Inc.	825	25,872
Cummins, Inc.	2,707	121,301
Danaher Corp.	3,697	248,882

Equity Securities - Cont'd	Shares	Value
Machinery - Cont'd
Deere & Co.	6,314	$270,997
Donaldson Co., Inc.	1,092	37,816
Dover Corp.	2,864	111,009
Eaton Corp.	2,525	142,890
ESCO Technologies, Inc.*	388	15,287
Flowserve Corp.	871	85,828
Gardner Denver, Inc.*	851	29,683
Graco, Inc.	972	27,090
Harsco Corp.	1,236	43,767
IDEX Corp.	1,210	33,819
Illinois Tool Works, Inc.	6,432	274,711
Lincoln Electric Holdings, Inc.	656	31,127
Nordson Corp.	502	28,157
PACCAR, Inc.	5,165	194,772
Pall Corp.	1,827	58,975
Parker Hannifin Corp.	2,416	125,245
Pentair, Inc.	1,514	44,693
SPX Corp.	754	46,197
Terex Corp.*	1,734	35,946
Toro Co.	564	22,430
Valmont Industries, Inc.	293	24,958
		2,174,203

Marine - 0.1%
Alexander & Baldwin, Inc.	679	21,789
Kirby Corp.*	869	31,997
		53,786

Media - 2.4%
CBS Corp., Class B	9,001	108,462
DIRECTV Group, Inc.*	6,886	189,916
Discovery Communications, Inc.*	2,100	54,663
DISH Network Corp.*	3,236	62,325
DreamWorks Animation SKG, Inc.*	1,047	37,242
Gannett Co., Inc.	3,446	43,110
John Wiley & Sons, Inc.	798	27,754
Lamar Advertising Co.*	976	26,781
Liberty Global, Inc.*	1,859	41,958
Liberty Media Corp. - Capital, Series A*	1,397	29,225
Liberty Media Corp. - Entertainment*	7,386	229,779
McGraw-Hill Co.'s, Inc.	4,715	118,535
Meredith Corp.	540	16,168
Omnicom Group, Inc.	4,660	172,140
Scripps Networks Interactive, Inc.	1,351	49,919
Time Warner Cable, Inc.	5,283	227,645
Time Warner, Inc.	17,887	514,788
Viacom, Inc., Class B*	8,232	230,825
Virgin Media, Inc.	4,503	62,682
Washington Post Co., Class B	88	41,191
		2,285,108

Equity Securities - Cont'd	Shares	Value
Metals & Mining - 0.1%
Compass Minerals International, Inc.	524	$32,289
Reliance Steel & Aluminum Co.	960	40,857
Schnitzer Steel Industries, Inc.	356	18,957
		92,103

Multiline Retail - 1.0%
Big Lots, Inc.*	1,317	32,951
Dollar Tree, Inc.*	1,386	67,471
Family Dollar Stores, Inc.	2,041	53,882
Kohl's Corp.*	4,306	245,657
Nordstrom, Inc.	2,594	79,221
Target Corp.	10,253	478,610
		957,792

Multi-Utilities - 0.4%
Consolidated Edison, Inc.	4,103	167,977
Integrys Energy Group, Inc.	1,146	41,130
MDU Resources Group, Inc.	2,591	54,022
NiSource, Inc.	4,219	58,602
OGE Energy Corp.	1,479	48,925
		370,656

Office Electronics - 0.1%
Xerox Corp.	13,080	101,239
Zebra Technologies Corp.*	979	25,386
		126,625

Oil, Gas & Consumable Fuels - 2.1%
Bill Barrett Corp.*	550	18,034
Chesapeake Energy Corp.	9,401	266,988
Cimarex Energy Co.	1,239	53,673
Comstock Resources, Inc.*	744	29,819
Denbury Resources, Inc.*	3,832	57,978
Encore Acquisition Co.*	797	29,808
EOG Resources, Inc.	3,805	317,756
EXCO Resources, Inc.*	2,562	47,884
Mariner Energy, Inc.*	1,438	20,391
Overseas Shipholding Group, Inc.	366	13,677
Pioneer Natural Resources Co.	1,755	63,689
Plains Exploration & Production Co.*	2,072	57,311
Quicksilver Resources, Inc.*	1,966	27,898
Range Resources Corp.	2,347	115,848
Southern Union Co.	1,564	32,516
Southwestern Energy Co.*	5,128	218,863
Spectra Energy Corp.	9,584	181,521
St. Mary Land & Exploration Co.	1,023	33,207
Whiting Petroleum Corp.*	757	43,588
World Fuel Services Corp.	438	21,055
XTO Energy, Inc.	8,650	357,418
		2,008,922

Equity Securities - Cont'd	Shares	Value
Paper & Forest Products - 0.1%
Domtar Corp.*	621	$21,872
MeadWestvaco Corp.	2,240	49,974
		71,846

Personal Products - 0.4%
Alberto-Culver Co.	1,313	36,344
Avon Products, Inc.	6,400	217,344
Estee Lauder Co.'s, Inc.	1,696	62,888
NBTY, Inc.*	838	33,168
		349,744

Pharmaceuticals - 5.7%
Allergan, Inc.	4,611	261,720
Auxilium Pharmaceuticals, Inc.*	640	21,894
Bristol-Myers Squibb Co.	29,512	664,610
Endo Pharmaceuticals Holdings, Inc.*	1,681	38,041
Forest Laboratories, Inc.*	4,523	133,157
Johnson & Johnson	41,477	2,525,535
Medicis Pharmaceutical Corp.	928	19,813
Perrigo Co.	1,268	43,099
Pfizer, Inc.	101,092	1,673,073
		5,380,942

Professional Services - 0.3%
Dun & Bradstreet Corp.	830	62,515
FTI Consulting, Inc.*	769	32,767
Huron Consulting Group, Inc.*	323	8,343
Manpower, Inc.	1,201	68,109
Monster Worldwide, Inc.*	1,994	34,855
Robert Half International, Inc.	2,331	58,322
Watson Wyatt Worldwide, Inc.	686	29,882
		294,793

Real Estate Management & Development - 0.2%
Brookfield Properties Corp.	3,947	44,443
CB Richard Ellis Group, Inc.*	3,452	40,527
Jones Lang LaSalle, Inc.	631	29,890
St. Joe Co.*	1,375	40,040
		154,900

Road & Rail - 0.1%
Con-way, Inc.	759	29,085
Kansas City Southern*	1,476	39,099
Ryder System, Inc.	900	35,154
		103,338

Semiconductors & Semiconductor Equipment - 4.2%
Advanced Micro Devices, Inc.*	9,445	53,459
Altera Corp.	4,519	92,685
Analog Devices, Inc.	4,350	119,973
Applied Materials, Inc.	20,120	269,608

Equity Securities - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - Cont'd
Atheros Communications, Inc.*	976	$25,893
Atmel Corp.*	6,615	27,717
Cypress Semiconductor Corp.*	2,344	24,214
Fairchild Semiconductor International, Inc.*	1,934	19,785
Formfactor, Inc.*	739	17,677
Integrated Device Technology, Inc.*	2,670	18,049
Intel Corp.	83,411	1,632,353
Intersil Corp.	2,003	30,666
KLA-Tencor Corp.	2,601	93,272
Lam Research Corp.*	1,925	65,758
Linear Technology Corp.	3,176	87,753
LSI Corp.*	9,937	54,554
Marvell Technology Group Ltd.*	7,316	118,446
MEMC Electronic Materials, Inc.*	3,442	57,240
Microchip Technology, Inc.	2,802	74,253
Micron Technology, Inc.*	12,905	105,821
National Semiconductor Corp.	3,533	50,416
Novellus Systems, Inc.*	1,612	33,820
NVIDIA Corp.*	8,167	122,750
ON Semiconductor Corp.*	6,475	53,419
PMC - Sierra, Inc.*	3,513	33,584
Semtech Corp.*	905	15,394
Silicon Laboratories, Inc.*	721	33,426
Skyworks Solutions, Inc.*	2,670	35,351
Teradyne, Inc.*	2,842	26,288
Tessera Technologies, Inc.*	743	20,722
Texas Instruments, Inc.	19,097	452,408
Varian Semiconductor Equipment Associates, Inc.*	1,175	38,587
Xilinx, Inc.	4,258	99,722
		4,005,063

Software - 5.3%
Adobe Systems, Inc.*	7,861	259,727
ANSYS, Inc.*	1,350	50,584
Autodesk, Inc.*	3,486	82,967
BMC Software, Inc.*	2,844	106,735
CA, Inc.	6,340	139,417
Cadence Design Systems, Inc.*	4,173	30,630
Check Point Software Technologies Ltd.*	2,625	74,419
Citrix Systems, Inc.*	2,798	109,766
Compuware Corp.*	3,562	26,109
Concur Technologies, Inc.*	630	25,049
Electronic Arts, Inc.*	4,957	94,431
FactSet Research Systems, Inc.	650	43,056
Informatica Corp.*	1,392	31,431
Intuit, Inc.*	4,415	125,827
Jack Henry & Associates, Inc.	1,330	31,215
MICROS Systems, Inc.*	1,305	39,398
Microsoft Corp.	118,649	3,071,823
Novell, Inc.*	5,588	25,202
Nuance Communications, Inc.*	3,273	48,964
Parametric Technology Corp.*	1,877	25,940

Equity Securities - Cont'd	Shares	Value
Software - Cont'd
Progress Software Corp.*	597	$13,522
Red Hat, Inc.*	2,936	81,151
Salesforce.com, Inc.*	1,588	90,405
Solera Holdings, Inc.	1,038	32,292
Sybase, Inc.*	1,281	49,831
Symantec Corp.*	12,312	202,779
Synopsys, Inc.*	2,209	49,526
TIBCO Software, Inc.*	2,758	26,173
TiVo, Inc.*	1,624	16,825
VMware, Inc.*	838	33,662
		5,038,856

Specialty Retail - 3.1%
Aaron's, Inc.	696	18,374
Advance Auto Parts, Inc.	1,456	57,192
American Eagle Outfitters, Inc.	2,641	44,527
Bed Bath & Beyond, Inc.*	3,928	147,457
Best Buy Co., Inc.	5,087	190,864
Carmax, Inc.*	3,045	63,641
Chico's FAS, Inc.*	2,633	34,229
GameStop Corp.*	2,514	66,546
Gap, Inc.	7,605	162,747
Home Depot, Inc.	25,471	678,547
J Crew Group, Inc.*	835	29,910
Limited Brands, Inc.	4,235	71,953
Lowe's Co.'s, Inc.	21,934	459,298
Office Depot, Inc.*	4,252	28,148
O'Reilly Automotive, Inc.*	2,061	74,485
PetSmart, Inc.	1,909	41,521
RadioShack Corp.	1,992	33,007
Ross Stores, Inc.	1,952	93,247
Signet Jewelers Ltd.*	1,278	33,650
Staples, Inc.	10,725	249,034
Tiffany & Co.	1,910	73,592
TJX Co.'s, Inc.	6,197	230,219
Tractor Supply Co.*	543	26,292
Williams-Sonoma, Inc.	1,484	30,021
		2,938,501

Textiles, Apparel & Luxury Goods - 0.4%
Deckers Outdoor Corp.*	215	18,243
Fossil, Inc.*	774	22,020
Jones Apparel Group, Inc.	1,382	24,779
Nike, Inc., Class B	4,051	262,100
Phillips-Van Heusen Corp.	770	32,948
Wolverine World Wide, Inc.	734	18,233
		378,323
Thrifts & Mortgage Finance - 0.3%
First Niagara Financial Group, Inc.	2,353	29,012
Hudson City Bancorp, Inc.	7,423	97,612
New York Community Bancorp, Inc.	5,302	60,549

Equity Securities - Cont'd	Shares	Value
Thrifts & Mortgage Finance - Cont'd
NewAlliance Bancshares, Inc.	1,496	$16,007
People's United Financial, Inc.	2,568	39,958
Washington Federal, Inc.	1,425	24,027
		267,165

Trading Companies & Distributors - 0.3%
Fastenal Co.	2,143	82,934
MSC Industrial Direct Co.	721	31,421
W.W. Grainger, Inc.	951	84,981
Watsco, Inc.	416	22,427
WESCO International, Inc.*	656	18,893
		240,656

Water Utilities - 0.0%
Aqua America, Inc.	2,031	35,827

Wireless Telecommunication Services - 0.6%
American Tower Corp.*	5,939	216,180
Crown Castle International Corp.*	3,704	116,157
Leap Wireless International, Inc.*	996	19,472
MetroPCS Communications, Inc.*	3,749	35,091
NII Holdings, Inc.*	2,552	76,509
SBA Communications Corp.*	1,748	47,248
Syniverse Holdings, Inc.*	1,026	17,955
Telephone & Data Systems, Inc.	857	26,576
		555,188

Total Equity Securities (Cost $95,772,487)		92,714,576

	Principal
U.S. Treasury - 0.7%	Amount
United States Treasury Bills, 1/21/10 ^	$650,000	649,454

Total U.S. Treasury (Cost $649,454)		649,454

Time Deposit - 1.2%
State Street Corp. Time Deposit, 0.01%, 10/1/09	1,131,305	1,131,305

Total Time Deposit (Cost $1,131,305)		1,131,305

TOTAL INVESTMENTS (Cost $97,553,246) - 100.1%		94,495,335
Other assets and liabilities, net - (0.1%)		(64,940)
Net Assets - 100%		$94,430,395

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 6,558,897 shares outstanding	$64,735,347
Class B: 369,293 shares outstanding	3,926,509
Class C: 603,443 shares outstanding	6,715,490
Class I: 2,212,213 shares outstanding	31,781,853
Undistributed net investment income	751,441
Accumulated net realized gain (loss) on investments	(10,459,751)
Net unrealized appreciation (depreciation) on investments	(3,020,494)
Net Assets	$94,430,395

Net Asset Value Per Share
Class A (based on net assets of $63,608,613)	$9.70
Class B (based on net assets of $3,433,038)	$9.30
Class C (based on net assets of $5,607,300)	$9.29
Class I (based on net assets of $21,781,444)	$9.85
Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
E-Mini NASDAQ 100 Index ^	13	12/09	$446,550	$10,077
E-Mini S&P 500 Index ^	25	12/09	1,316,125	27,340
Total Purchased				$37,417

* Non-income producing security.

^ Futures collateralized by 650,000 units of U.S. Treasury Bills.

Abbreviations:

LLC: Limited Liability Corporation

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $370)	$1,658,806
Interest income	5,342
Total investment income	1,664,148

Expenses:
Investment advisory fee	178,878
Transfer agency fees and expenses	145,355
Distribution Plan expenses:
Class A	136,118
Class B	29,826
Class C	46,489
Directors' fees and expenses	14,539
Administrative fees	157,100
Accounting fees	12,851
Custodian fees	63,033
Registration fees	48,796
Reports to shareholders	28,571
Professional fees	22,534
Miscellaneous	35,912
Total expenses	920,002
Reimbursement from Advisor:
Class A	(221,989)
Class B	(20,885)
Class C	(21,902)
Class I	(72,836)
Fees paid indirectly	(3,897)
Net expenses	578,493

Net Investment Income	1,085,655

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,700,207)
Futures	(91,345)
(3,791,552)

Change in unrealized appreciation or (depreciation) on:
Investments	3,216,233
Futures	120,610
3,336,843

Net Realized and Unrealized Gain
(Loss)	(454,709)

Increase (Decrease) in Net Assets
Resulting From Operations	$630,946

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$1,085,655	$985,088
Net realized gain (loss) on investments	(3,791,552)	56,807
Change in unrealized appreciation (depreciation)	3,336,843	(23,326,897)

Increase (Decrease) in Net Assets
Resulting From Operations	630,946	(22,285,002)
Distributions to shareholders from:
Net investment income:
Class A shares	(672,772)	(627,658)
Class B shares	(12,747)	(5,726)
Class C shares	(18,924)	(8,395)
Class I shares	(368,607)	(324,696)
Total distributions	(1,073,050)	(966,475)
Capital share transactions:
Shares sold:
Class A shares	35,083,696	12,529,099
Class B shares	280,055	410,770
Class C shares	960,445	960,202
Class I shares	3,666,090	7,699,445
Reinvestment of distributions:
Class A shares	617,022	555,251
Class B shares	10,697	4,431
Class C shares	12,761	5,474
Class I shares	345,485	317,311
Redemption fees:
Class A shares	5,228	520
Class B shares	--	46
Class C shares	--	5
Shares redeemed:
Class A shares	(18,033,264)	(13,696,322)
Class B shares	(614,939)	(969,030)
Class C shares	(1,030,455)	(1,763,743)
Class I shares	(2,469,774)	(4,207,893)
Total capital share transactions	18,833,047	1,845,566

Total Increase (Decrease) in Net Assets	18,390,943	(21,405,911)

Net Assets
Beginning of year	76,039,452	97,445,363
End of year (including undistributed net investment
income of $751,441 and $738,836, respectively)	$94,430,395	$76,039,452

See notes to financial statements.
	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A shares	4,428,001	1,030,580
Class B shares	37,118	35,313
Class C shares	127,237	80,177
Class I shares	453,418	654,429
Reinvestment of distributions:
Class A shares	84,178	42,548
Class B shares	1,511	351
Class C shares	1,805	434
Class I shares	46,624	23,930
Shares redeemed:
Class A shares	(2,208,137)	(1,156,640)
Class B shares	(80,453)	(85,018)
Class C shares	(139,260)	(153,885)
Class I shares	(291,577)	(335,265)
Total capital share activity	2,460,465	136,954

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Index Fund (the "Fund"), the sole series of Calvert Social Index Series, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At September 30, 2009, no securities were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities *	$92,714,576	--	--	$92,714,576
U.S. government obligations	--	$649,454	--	649,454
Other debt obligations	--	1,131,305	--	1,131,305
TOTAL	$92,714,576	1,780,759	--	$94,495,335
Other financial instruments*	$37,417	--	--	$37,417

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Fund is subject to market risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of securities.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Fund is subject to market risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of securities. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an -imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those -estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .225% of the Fund's average daily net assets. Under the terms of the agreement, $17,534 was payable at year end. In addition, $7,081 was payable to the Advisor at year end for reimbursement of operating expenses paid during September 2009.

The Advisor has contractually agreed to limit net annual fund operating expenses for Class A, Class B and Class C through January 31, 2010 and for Class I through January 31, 2016. The contractual expense cap is .75% for Class A, 1.75% for Class B, 1.75% for Class C and .21% for Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .225% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $15,315 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, and 1.00% of the Fund's average daily net assets of Class A, Class B, and Class C, respectively. Class I does not have Distribution Plan expenses. Under the terms of the agreement, $20,536 was payable at year end.

The Distributor received $12,828 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $27,405 for the year ended September 30, 2009. Under the terms of the agreement, $2,216 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $33,228,679 and $12,780,541, respectively.

The cost of investments owned at September 30, 2009 for federal income tax purposes was $101,769,404. Net unrealized depreciation aggregated $7,274,069, of which $7,792,478 related to appreciated securities and $15,066,547 -related to depreciated -securities.

Net realized capital loss carryforwards for federal income tax purposes of $1,123,572, $900,355, $534,245 and $864,557 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2011, September 2012, September 2014 and September 2017, respectively.

The Fund intends to elect to defer net capital losses of $2,783,447 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The tax character of dividends and distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:
Distributions paid from:	2009	2008
Ordinary income	$1,073,050	$966,475
Total	$1,073,050	$966,475

As of September 30, 2009, the components of distributable earnings/on a tax basis were as follows:
Undistributed ordinary income	$751,441
Capital loss carryforward	(3,422,729)
Unrealized appreciation (depreciation)	(7,274,069)
Total	($9,945,357)

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, the deferral of post October losses, and Section 1256 contracts.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2009. For the year ended September 30, 2009, borrowings by the Fund under the Agreement were as follows:
Average Daily Balance	Average Interest Rate	Weighted Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$5,939	1.01%	$697,249	September 2009

Note E -- Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

The Fund designates 100% of its ordinary dividends paid during this fiscal year as qualifying for the corporate dividend-received deduction and 100% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

Additional information will be provided to shareholders in January 2010 for use in preparing 2009 income tax returns.

Financial Highlights
			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2009 (z)	2008	2007 (z)
Net asset value, beginning		$10.44	$13.67	$12.23
Income from investment operations
Net investment income		.11	.14	.15
Net realized and unrealized gain (loss)		(.75)	(3.23)	1.41
Total from investment operations		(.64)	(3.09)	1.56
Distributions from
Net investment income		(.10)	(.14)	(.12)
Total distributions		(.10)	(.14)	(.12)
Total increase (decrease) in net asset value		(.74)	(3.23)	1.44
Net asset value, ending		$9.70	$10.44	$13.67

Total return*		(5.80%)	(22.81%)	12.80%
Ratios to average net assets:A
Net investment income		1.34%	1.14%	1.12%
Total expenses		1.16%	1.10%	1.09%
Expenses before offsets		.75%	.76%	.77%
Net expenses		.75%	.75%	.75%
Portfolio turnover		16%	14%	9%
Net assets, ending (in thousands)		$63,609	$44,439	$59,291

		Years Ended
		September 30,	September 30,
Class A Shares		2006 (z)	2005 (z)-
Net asset value, beginning		$11.29	$10.43
Income from investment operations
Net investment income	.	.11	.13
Net realized and unrealized gain (loss)		.92	.84
Total from investment operations		1.03	.97
Distributions from
Net investment income		(.09)	(.11)
Total distributions		(.09)	(.11)
Total increase (decrease) in net asset value		.94	.86
Net asset value, ending		$12.23	$11.29

Total return*		9.14%	9.31%
Ratios to average net assets:A
Net investment income		.96%	1.21%
Total expenses		1.22%	1.34%
Expenses before offsets		.78%	.77%
Net expenses		.75%	.75%
Portfolio turnover		12%	14%
Net assets, ending (in thousands)		$48,265	$44,108

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2009 (z)	2008	2007 (z)
Net asset value, beginning	$10.01	$13.11	$11.74
Income from investment operations
Net investment income	.03	.01	.01
Net realized and unrealized gain (loss)	(.71)	(3.10)	1.36
Total from investment operations	(.68)	(3.09)	1.37
Distributions from
Net investment income	(.03)	(.01)	**
Total distributions	(.03)	(.01)	**
Total increase (decrease) in net asset value	(.71)	(3.10)	1.37
Net asset value, ending	$9.30	$10.01	$13.11

Total return*	(6.67%)	(23.57%)	11.68%
Ratios to average net assets:A
Net investment income	.37%	.14%	.12%
Total expenses	2.46%	2.11%	2.08%
Expenses before offsets	1.75%	1.76%	1.77%
Net expenses	1.75%	1.75%	1.75%
Portfolio turnover	16%	14%	9%
Net assets, ending (in thousands)	$3,433	$4,117	$6,036

	Years Ended
	September 30,	September 30,
Class B Shares	2006 (z)	2005 (z)
Net asset value, beginning	$10.87	$10.05
Income from investment operations
Net investment income	**	.02
Net realized and unrealized gain (loss)	.87	.81
Total from investment operations	.87	.83
Distributions from
Net investment income	--	(.01)
Total distributions	--	(.01)
Total increase (decrease) in net asset value	.87	.82
Net asset value, ending	$11.74	$10.87

Total return*	8.00%	8.29%
Ratios to average net assets:A
Net investment income (loss)	(.04%)	.21%
Total expenses	2.26%	2.43%
Expenses before offsets	1.78%	1.77%
Net expenses	1.75%	1.75%
Portfolio turnover	12%	14%
Net assets, ending (in thousands)	$4,949	$4,623

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30
Class C Shares	2009 (z)	2008	2007 (z)
Net asset value, beginning	$10.01	$13.10	$11.73
Income from investment operations
Net investment income	.03	.01	.01
Net realized and unrealized gain (loss)	(.72)	(3.09)	1.36
Total from investment operations	(.69)	(3.08)	1.37
Distributions from
Net investment income	(.03)	(.01)	**
Total distributions	(.03)	(.01)	**
Total increase (decrease) in net asset value	(.72)	(3.09)	1.37
Net asset value, ending	$9.29	$10.01	$13.10

Total return*	(6.80%)	(23.51%)	11.69%
Ratios to average net assets:A
Net investment income	.36%	.14%	.12%
Total expenses	2.23%	1.97%	1.96%
Expenses before offsets	1.75%	1.76%	1.77%
Net expenses	1.75%	1.75%	1.75%
Portfolio turnover	16%	14%	9%
Net assets, ending (in thousands)	$5,607	$6,141	$8,998

	Years Ended
	September 30,	September 30,
Class C Shares	2006 (z)	2005 (z)
Net asset value, beginning	$10.86	$10.05
Income from investment operations
Net investment income	**	.02
Net realized and unrealized gain (loss)	.87	.80
Total from investment operations	.87	.82
Distributions from
Net investment income	--	(.01)
Total distributions	--	(.01)
Total increase (decrease) in net asset value	.87	.81
Net asset value, ending	$11.73	$10.86

Total return*	8.01%	8.19%
Ratios to average net assets:A
Net investment income (loss)	(.04%)	.21%
Total expenses	2.13%	2.30%
Expenses before offsets	1.78%	1.77%
Net expenses	1.75%	1.75%
Portfolio turnover	12%	14%
Net assets, ending (in thousands)	$6,751	$5,542

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2009 (z)	2008	2007 (z)
Net asset value, beginning	$10.65	$13.92	$12.38
Income from investment operations
Net investment income	.15	.18	.22
Net realized and unrealized gain (loss)	(.77)	(3.25)	1.44
Total from investment operations	(.62)	(3.07)	1.66
Distributions from
Net investment income	(.18)	(.20)	(.12)
Total distributions	(.18)	(.20)	(.12)
Total increase (decrease) in net asset value	(.80)	(3.27)	1.54
Net asset value, ending	$9.85	$10.65	$13.92

Total return*	(5.26%)	(22.34%)	13.44%
Ratios to average net assets:A
Net investment income	1.88%	1.68%	1.65%
Total expenses	.63%	.57%	.57%
Expenses before offsets	.21%	.22%	.23%
Net expenses	.21%	.21%	.21%
Portfolio turnover	16%	14%	9%
Net assets, ending (in thousands)	$21,781	$21,342	$23,120

	Years Ended
	September 30,	September 30,
Class I Shares	2006 (z)	2005 (z)
Net asset value, beginning	$11.38	$10.59
Income from investment operations
Net investment income	.17	.16
Net realized and unrealized gain (loss)	.92	.87
Total from investment operations	1.09	1.03
Distributions from
Net investment income	(.09)	(.24)
Total distributions	(.09)	(.24)
Total increase (decrease) in net asset value	1.00	.79
Net asset value, ending	$12.38	$11.38

Total return*	9.61%	9.76%
Ratios to average net assets:A
Net investment income	1.46%	1.50%
Total expenses	.80%	1.35%
Expenses before offsets	.26%	.40%
Net expenses	.24%	.38%
Portfolio turnover	12%	14%
Net assets, ending (in thousands)	$12,462	$2,374

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $0.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 60	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 61	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
JOHN G. GUFFEY, JR. AGE: 61	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 59	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 64	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 60	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 61	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Social Index Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset
Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/09		Fiscal Year ended 9/30/08
	$	%*	$	% *

(a) Audit Fees	$14,520		$15,400
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation for the registrant)	$2,843	0%	$2,998	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$17,363	0%	$18,398	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:
Fiscal Year ended 9/30/09		Fiscal Year ended 9/30/08
$26,000	0%*	$3,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

  This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INDEX SERIES, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Senior Vice President -- Principal Executive Officer
Date:	November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer
Date: November 30, 2009

/s/ D. Wayne Silby
D. Wayne Silby
President -- Principal Executive Officer
Date: November 30, 2009

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: November 30, 2009